                                                                  Exhibit 10.3


                                     LEASE

This indenture of Lease made and entered into at Medina, Ohio, this 14 day of Aug., in the year Nineteen Hundred and Ninety-Five, by and between CropKing Inc., an Ohio Corporation, its successors and assigns, hereinafter called "Lessor", and Hydroponic Produce Company its successors and assigns, hereinafter called "Lessee".

                                  WITNESSETH:

That the Lessor does grant unto the said Lessee a sub-lease for space located at CropKing Inc., 5050 Greenwich Road, Seville, OH, situated in the Village of Seville, County of Medina and State of Ohio, and known and described as per "Exhibit A" attached hereto and made a part hereof, upon the terms and conditions stated herein. All rights and obligations hereby crested are subject to and limited by Lessee's rights under the certain Lease for the premises between Dan Brentlinger, dba Seville Properties, as Lessor, and CropKing Inc., as Lessee.

1. Use - Said leased space to be used for wholesale produce distribution and for all uses incidental thereto.

2. Term - To have and to hold unto the Lessee for the term of five years, commencing on August 15, 1995, and ending on August 14, 2000, upon the covenants and agreements herein set forth, with the right to exercise three consecutive five year options.

3. Rental - Lessee hereby covenants and agrees to pay to the Lessor as rent for said premises during said term the sum of One hundred fifty thousand dollars, ($150,000,000), payable to Lessor or Lessor's agent at 9635 Daniels Rd., Seville, OH, 44273, or to any other designated address, in monthly installments of Two thousand five hundred dollars, ($2,500.00), each month in advance upon the first day of each calendar month during said term.

4. Occupancy - Lessee acknowledges that it accepts the greenhouse in its present condition and is satisfied with the construction and use thereof with the agreed upon improvements completed.

5. A. Lessee's Repairs and Maintenance - Lessee shall at all times, at its sole expense keep and maintain the leased premises in a neat and clean fashion. Lessee, at its sole expense, shall keep and maintain the interior of the premises, all exterior signs and fixtures appertaining to Lessee, and all doors and windows, in good condition and repair and shall be responsible and pay for all interior painting whenever reasonably necessary at Lessor's request. Lessee, at its sole expense shall keep, maintain, and repair in good condition, the heating, ventilating, air conditioning units, coolers, lighting plumbing, gas, electrical, hot water, within and about the leased premises, provided however that despite such proper maintenance and repair, should the heating or hot water systems need total replacement, Lessor, at its sole expense, shall pay and be responsible for such replacement. Lessee shall perform no altering, remodeling, or painting of the premises without Lessor's prior written consent.

B. Lessor's Repairs and Maintenance - Lessor, at its sole expense shall keep and maintain in good condition and repair the structure and exterior of the premises and all supply pipes and wires for gas, electricity and water leading to the premises and drainage pipes leading therefrom. Anything herein to the contrary notwithstanding, Lessee shall be solely responsible to make and pay for any repairs or replacements occasioned by the acts or omissions of Lessee, its employees, agents, guests, or invitees, whether negligent, intentional, or otherwise. Lessee shall pay and be responsible for any and all lawn and landscape maintenance. Lessee shall pay for the snow and ice removal from driveways and parking lots.

6. Improvements or Changes - Lessee agrees to maintain and repair the leased premises and further agrees to make no structural change or alternations in the premises or the improvements thereof without first obtaining Lessor's written consent and any permission given by the Lessor to make structural changes or alterations shall be on condition that the work shall be at Lessee's expense, unless otherwise agreed in writing and shall be in accordance with the Building Code of the County of Medina and shall be such as not to weaken any structure or building.

7. Removal or Improvements - Lessee agrees that all alterations, additions and improvements including installation of partitions and trade fixtures, put it at the expense of the Lessee, shall be the property of the Lessor and may not be removed at the expiration of this sub-lease by the Lessee without written permission.

8. Mechanic's Lien - In the event Lessee erects any alterations or improvements to the premises as hereinabove provided, Lessee hereby agrees to and does indemnify Lessor against any Mechanic's Lien that may be filed against the within demised premises for labor and/or material furnished, and in the event any such lien is filed, Lessee will immediately pay the same and cause it to be satisfied and discharged of record.

9. Careful Use - Lessee will use and occupy said premises and appurtenances in a careful, safe and proper manner and will at Lessee's expense comply with the directions of proper public officials as to use, repair and maintenance thereof and Lessee will not allow said premises to be used for any other purpose other than that herein expressly specified. Lessee will not engage in or allow the use of Hazardous or Dangerous materials to occupy the premises.

10. Waste - Lessee shall not commit or suffer any waste or damage to the building or improvements on the demised premises.

11. Sublease - Lessee expressly agrees that it will not sublet said leased premises, no allow said leased premises to be occupied in whole or in part by any other person, group, or corporation, during the term of this lease.

12. Unlawful Use - Lessee will not use or permit said premises to be used for any unlawful purpose or in any way that will injure the reputation of Lessor or of the building of which they are a part, or disturb the neighborhood.

13. Signs - Lessee agrees to use existing signs without any modification without prior written permission of the Lessor. Any additional signs must be approved in writing by Lessor, which signage shall conform to all State, County, Township, and local ordinances.

14. Alterations of Premises - Lessor shall have the right to make such additions, alterations and improvements in and to the building containing the demised premises as it seems necessary or desirable provided, however, that in construction such additions, alterations, or improvements, Lessor does not unreasonably interfere with the operation of Lessee's business.

15. Subordination - Lessor reserves the right to subject and subordinate this lease to the lien of any mortgage now or hereafter placed upon Lessor's interest in the premises, provided however, that the holder of any such mortgage shall enter into a written agreement with Lessee recognizing Lessee's rights under this lease and that as long as Lessee shall faithfully discharge the obligations of this lease said rights shall continue in full force and effect and shall not be terminated or disturbed. Lessee agrees to execute and deliver upon demand such instrument or instruments subordinating this lease to the liens of any such mortgage as shall be desired by Lessor.

16. Transfer of Lessee's Interest - Lessor will not permit any transfer of Lessee's interest in said premises by assignment, transfer by operation of law or by any other means, without Lessor's written consent, and lessee covenants and agrees not to assign or transfer its interest in said premises. Any such consent granted by Lessor to Lessee permitting Lessee to assign or transfer its interest shall be upon the condition that Lessee remain primarily liable for the performance of all the terms, conditions and covenants of this lease after such assignment or transfer.

17. Utilities - Lessee shall pay when due all bills for water, gas, sewer, electricity, telephone, rubbish collection, and any and all other utilities used on or about the leased premises during the entire term of the lease.

18. Utility Fees Advanced - In the event Lessee is unable to pay or refuses to pay for utilities rightfully charged to Lessee, Lessor may advance such payments and such other payments so as to make up any default on Lessee's part to fulfill Lessee's covenants herein and charge such payments as additional rent which shall be due and payable with the next installment of rent due under the terms of this lease.

19. Indemnity for Negligence - Lessee agrees to defend, indemnify and save Lessor harmless from all loss, damage, cost and expense by reason of injury or death to any person or personal property on or about the demised premises, which injury results from any act or omission of Lessee, its agents, employees, guests, licensees, or invitees. Lessee further agrees as hereinbefore set forth to carry general liability insurance covering its use of said premises in the amount of Three Hundred/Five Hundred Thousand dollars.

20. End of Term - Lessee agrees to deliver up and surrender to the Lessor possession of the premises hereby leased upon the expiration of this lease or its termination in any way and deliver the keys at the office of Lessor or Lessor's agent.

21. Inspection - Lessor shall have free access to the premises at all reasonable times for the purpose of examining the same or to make any alterations or repairs to the building that Lessor may deem necessary for its safety or preservation, and also during the last ninety days of the term of this lease for the purpose of exhibiting said premises and putting up the usual notice "To Rent" or "For Sale" signs or notices, which notices or signs shall not be removed, obliterated, or hidden by Lessee.

22. Default - If Lessee shall at any time be in default in the payment of rent herein reserved or in the performance of any of the covenants, terms, conditions, or provisions of this Lease, or if Lessee shall be adjudged a bankrupt or shall make an assignment for the benefit of creditors, or if a receiver of any property of Lessee in or upon the Premises be appointed in any action, suit or proceeding by or against Lessee and not removed within forty-five (45) days after appointment, or if the interest of Lessee in the Premises shall be sold under the execution of other legal process, or upon the default by Lessee under, or any other termination of any other lease, license, or contract between Lessor and Lessee, Lessor may, by notice to Lessee, terminate this lease, in which event Lessee shall remain liable for all amounts due and payable under the terms and provisions of this lease, or without terminating this Lease, re-enter the Premises by summary proceedings or otherwise and in either event, may dispossess Lessee. In the event of such re-entry, Lessor shall make reasonable effort to relet the Premises and apply the rent therefrom first to the payment of Lessor's expenses incurred by reason of Lessee's default and the expenses of reletting and then to the payment of rent and all other sums due from Lessee hereunder, lessee remaining liable for any deficiency.

23. Rent - Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment or on the premises; and after the service of any notice or commencement of any suit, or final judgment therein, Lessor may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment. Any notice or summons to be served by or on behalf of Lessor upon Lessee under this Lease or in connection with any proceeding or action growing out of this Lease or the tenancy arising therefrom, may be sufficiently served by leaving such notice or summons addressed to Lessee upon the said demised Premises.

24.  Destruction of Premises -

A. It is mutually agreed between the parties thereto that if the said premises shall without fault or neglect on Lessee's part be destroyed or so injured by the elements or other cause as to be unfit for occupancy and such destruction or injury could be reasonably repaired within thirty (30) days from the happening of such destruction or injury, then the Lessee shall not be entitled to surrender possession of said premises nor shall Lessee's liability to pay rent under this lease cease, without the mutual consent of the parties; but in case of any such destruction or injury the Lessor shall repair the same with all reasonable speed and shall complete such repairs within thirty (30) days from the happening of such injury; and if during such repairs the Lessee shall thereby be deprived of the occupancy of any portion of said premises, a proportionate allowance shall be made to Lessee from the rent, corresponding to the time during which and to the premises of which Lessee shall be so deprived on account of making of said repairs.

B. However, if such repairs cannot be completed within thirty (30) days, Lessor or Lessee may elect to terminate this Lease and Lessee shall not be liable for rent for the leased premises from and after the time of surrender of said premises.

25. Eminent Domain - In the event that the premises or any part thereof shall at any time after the execution of this Lease be taken for public or quasi public use in condemnation proceedings or by exercise of any right of eminent domain, or if following the adoption of any resolution, ordinance or other law expressing an intent by any public authority to appropriate or authorize the acquisition of the whole or any part of the premises, Lessor and such public authority shall agree upon a purchase of the subject premises by the public authority (all such proceedings being collectively referred to herein as a "taking"), the Lessee shall not be entitled to claim, or have paid to the Lessee any compensation or damages whatsoever for or on account of any loss, injury, damage, or taking of any right, interest or estate of the Lessee and Lessee hereby relinquishes to Lessor any rights to any such damages but the Lessor shall be entitled to claim and have paid to it for the use and benefit of the Lessor all compensation and/or damages for and/or on account of and/or arising out of such taking and/or condemnation without deduction from the amount thereof for or on account of any right, title, interest or estate of the Lessee in or to said property. In case of any such taking referred to in this Article then if and when there is taking of the building on the premises or any part thereof which prevents Lessee from conducting its business as it had been conducted prior to such taking, then either the Lessor or the Lessee may cancel and terminate this Lease as to the whole of the premises by giving notice to the other party within thirty
(30) days after such taking of such intention to terminate. If this Lease is not terminated as above provided for following any said takings, then the Lessor shall repair the premises at its sole expense.

26. Peaceable Enjoyment - And the Lessor hereby covenants and agrees that if the Lessee shall perform all the covenants and agreements herein stipulated to be performed on Lessee's part, the Lessee shall at all times during said term have the peaceable and quiet enjoyment and possession of said premises without any manner of let or hindrance from Lessor or any person or persons lawfully claiming said premises.

27. Severability - If any term or provision of this lease or the application thereof to any person or corporation and circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons, corporation, and circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforceable to the fullest extent of the law.

38. Waiver of Subrogation - Lessor and Lessee hereby waive all rights of recovery and causes of action which either has or may have or which may arise hereafter against the other whether caused by negligence, intentional misconduct, or otherwise, for any damage to premises, property, or business caused by any perils covered by fire or extended coverage, buildings, contents or business interruption insurance, or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it; provided however, that the foregoing waiver shall apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued, and further provided that the foregoing waivers do not invalidate any policy of insurance of the parties hereto, now or hereafter in issue, it being stipulated by the parties hereto that the waiver shall not apply in any case in which the application thereof would result in the invalidation of any such policy of insurance.

29. Short Form Lease - This Lease shall not be recorded but a short form lease describing the property herein demised giving the term of this lease and referring to this lease may be recorded by either party.

30. Parties - The terms, conditions and provisions of this lease shall inure to and be binding upon the Lessor and Lessee, and unless specifically excluded, their respective successors and assigns.

31. Security Deposit - A security deposit shall be required equal to one month's rent, or $2,500, which amount shall draw no interest.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease the day and year above written.

SIGNED AND ACKNOWLEDGED:

IN THE PRESENCE OF:                        LESSOR:



IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease the day and year above written.

SIGNED AND ACKNOWLEDGED:

IN THE PRESENCE OF:

LESSOR:

CropKing Inc., by
Daniel J. Brentlinger, President


/s/ Daniel J. Brentlinger              Witness             [illegible]
---------------------------------              --------------------------------

LESSEE:

Hydroponic Produce Company, Inc., by
Daniel J. Brentlinger, President

/s/ Daniel J. Brentlinger              Witness             [illegible]
---------------------------------              --------------------------------